[MFS LOGO](R)
INVESTMENT MANAGEMENT

                                        MFS(R) LARGE CAP
                                        GROWTH FUND


                                        ANNUAL REPORT o NOVEMBER 30, 2002

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       YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 32 for details.
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TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  7
Portfolio of Investments .................................................. 11
Financial Statements .....................................................  16
Notes to Financial Statements ............................................  22
Independent Auditors' Report .............................................. 30
Trustees and Officers ..................................................... 35

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
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NOT FDIC INSURED             MAY LOSE VALUE           NO BANK GUARANTEE
NOT A DEPOSIT             NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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
LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]

Jeffrey L. Shames

Dear Shareholders,
As I write this in mid-December, major U.S. and overseas stock market indices have shown positive performance for two straight months -- something we haven't seen in a long time. The Dow Jones Industrial Average has recently recorded its second-best October ever, in terms of percentage gains(1). We see these as hopeful signs in what has been a difficult year for investors in stocks and corporate bonds. In our view, signals on the future direction of the economy and the market remain decidedly mixed.

A RELAY RACE
In mid-December, we could describe the state of the U.S. economy as a relay race against time involving two runners: the consumer, whose spending has fueled the beginning of a recovery, and corporate spending, which has yet to contribute much to the recovery. The hope is that corporate spending kicks in so that the consumer can pass the baton before running out of steam. But at this point, the near-term direction of consumer spending or corporate spending and profits is difficult to predict. The result is that the economy seems to us to be in a holding pattern as we wait for clear signs that things are improving.

REASONS FOR OPTIMISM
Optimists would point out that wages, according to the U.S. Labor Department, have been rising over the past year. This, in combination with historically low interest rates and inflation, may enable the consumer to keep spending. In addition, worker productivity in the third quarter grew at the highest rate since 1966 -- 5.1% on an annualized basis, according to the Labor Department. Higher productivity may allow firms to raise wages without raising prices.

Our research indicates that business spending overall has at least stopped falling and that corporate earnings and spending could trend upward in 2003. An encouraging sign is that business spending in the third quarter of 2002 eked out its first increase in two years, according to a report from the U.S. Commerce Department.

Pessimists, however, would counter that the outlook for corporate profits remains very murky, that corporations could resort to further layoffs if profits languish, that consumer confidence still appears weak, and that the situation with Iraq adds to market uncertainty.

STAYING THE COURSE
With the economy in a holding pattern and markets extremely volatile, we think it's important to remember the familiar investment strategies that we believe apply in any market: Think long term. Be diversified. See crises as opportunities. That's how we'd describe our approach to this volatile environment -- which we think plays to our strength as research-based, bottom-up, long-term investors.

We understand that the past few years have been discouraging. Short-term events have sorely tested investors' long-term faith in the market. However, we would caution investors about reacting to market news -- good or bad -- by making major changes in their portfolios. We would suggest that in difficult times it is even more important to have a long-term financial plan and to talk on a regular basis with your investment professional. We would also point out that history has shown that the market and the economy have been cyclical; downturns have usually been followed by upturns.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    December 16, 2002

------------
(1) Source: The Wall St. Journal, November 1, 2002. The Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It is not possible to invest directly in an index.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of John E. Lathrop]
     John E. Lathrop

For the 12 months ended November 30, 2002, Class A shares of the fund returned -27.15%, Class B shares -27.67%, and Class I shares -26.54%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare with a -22.68% return over the same period for the fund's benchmark, the Russell 1000 Growth Index, which measures the performance of large-cap U.S. growth stocks. The fund's returns also compare with a -16.51% return over the same period for the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market. During the same period, the average large-cap growth fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -22.96%.

Q.  HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT OVER THE PERIOD?

A. After an impressive rebound in the closing months of 2001, equities for most of 2002 lost momentum because of continued economic weakness, a number of high profile bankruptcies, concerns over accounting veracity, and geopolitical uncertainty. Reversing direction again, stocks turned upward in the last eight weeks of the period, buoyed by moderately improving earnings news.

    The period as a whole was very difficult for growth stocks, with the Russell 1000 Growth Index losing over one-fifth of its value over the 12 months ended November 2002. Weakness in technology and health care, the index's two largest sectors, dragged the market lower. Bright spots were limited to smaller arenas such as energy, basic materials, and transportation.

Q.  WHAT HOLDINGS HURT THE FUND'S PERFORMANCE OVER THE PERIOD?

A. Tyco International, our largest holding at the beginning of the period, was the biggest single detractor from portfolio returns. A variety of issues -- including weaker fundamentals in the conglomerate's economically sensitive businesses, accounting questions, and improper management conduct -- caused Tyco's stock to drop precipitously.

    Stock selection in the health care sector also hurt performance. Hospital concern Tenet Healthcare's stock declined on disclosures that aggressive price increases had allowed the firm to capture dubiously high Medicare reimbursements. Our position in Baxter International suffered amid tough pricing conditions and worries of intensifying competition in its key hemophilia care business. Performance from the biotechnology company Genzyme also proved disappointing as that company worked through excess inventory of its kidney drug Renagel. By the end of the period, Baxter and Genzyme, as well as Tyco, had been sold out of the portfolio.

Q.  WHAT HOLDINGS HELPED PERFORMANCE OVER THE PERIOD?

A. Portfolio results in the leisure sector were largely favorable. Here we were rewarded for patience and for our conviction that advertising sales would begin to rebound from last year's moribund levels. Leading media franchises, including Viacom and Clear Channel Communications, began to emerge from the cyclical downturn as stronger players, having taken market share away from weaker competitors. Fox Entertainment was another media holding that gained momentum over the period.

Q.  WHAT IS YOUR OUTLOOK AND WHERE DO YOU SEE OPPORTUNITY?

A. As of the end of the period, the fund's largest sector was technology, reflecting our view that there are a number of companies with attractive long-term growth prospects in this area. Still, relative to our benchmark, we remained underweighted in technology. We believe the tough capital spending environment that we experienced in 2002 will likely persist into 2003 -- and may offer us opportunities to buy technology companies we see as longer-term winners at more favorable valuations in the months to come.

    Similarly, our holdings in the health care sector were significant but lower than those of the Russell 1000 Growth Index. That was principally driven by our not owning a number of large pharmaceutical firms because our research indicates a dearth of new products will likely disappoint investors.

    In contrast, the fund at the end of the period was strongly overweighted in the leisure sector, primarily in advertising-sensitive media companies. As mentioned earlier, we believe advertising spending is on an upward trend, and we think stronger companies in the industry may continue to gain market share as demand improves.

/s/ John E. Lathrop

    John E. Lathrop
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

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   PORTFOLIO MANAGER'S PROFILE
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   JOHN E. LATHROP, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT
   MANAGEMENT(R) (MFS(R)) AND A MEMBER OF OUR LARGE-CAP GROWTH PORTFOLIO MANAGEMENT TEAM. HE MANAGES THE GLOBAL TELECOMMUNICATIONS, GLOBAL GROWTH, EMERGING GROWTH, AND LARGE-CAP GROWTH PORTFOLIOS FOR OUR MUTUAL FUNDS, VARIABLE ANNUITIES, INSTITUTIONAL ACCOUNTS, AND OFFSHORE INVESTMENT PRODUCTS. JOHN JOINED MFS IN 1994 FROM PUTNAM INVESTMENTS, WHERE HE HAD WORKED AS AN EQUITY ANALYST, STATISTICAL ANALYST, AND INSTITUTIONAL ACCOUNT CONTROLLER. HE WAS NAMED VICE PRESIDENT OF MFS IN 1996, PORTFOLIO MANAGER IN 1999, AND SENIOR VICE PRESIDENT IN 2001. HE IS A GRADUATE OF NORTHWESTERN UNIVERSITY, WHERE HE WAS ELECTED TO PHI BETA KAPPA WITH HONORS IN ECONOMICS, AND HE EARNED AN M.B.A. DEGREE FROM CORNELL UNIVERSITY'S JOHNSON GRADUATE SCHOOL OF MANAGEMENT. JOHN HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION.

   ALL EQUITY PORTFOLIO MANAGERS ARE PROMOTED FROM WITHIN MFS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.
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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

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   FUND FACTS
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  OBJECTIVE:                   SEEKS TO PROVIDE GROWTH OF CAPITAL.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:       DECEMBER 29, 1986

  CLASS INCEPTION:             CLASS A  SEPTEMBER 7, 1993
                               CLASS B  DECEMBER 29, 1986
                               CLASS I  JANUARY 2, 1997

  SIZE:                        $435.9 MILLION NET ASSETS AS OF NOVEMBER 30, 2002
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PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmark. Performance results include any applicable contingent deferred sales charges and reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the 10-year period ended November 30, 2002)

                   MFS Large Cap
                   Growth Fund -       500 Stock Index       Russell 1000
                     Class B          Standard & Poor's      Growth Index
      "11/92"       $10,000               $10,000              $10,000
      "11/94"        10,212                11,122               10,487
      "11/96"        16,768                19,471               18,368
      "11/98"        24,899                30,942               29,899
      "11/00"        33,076                35,830               34,770
      "11/02"        18,271                26,262               20,756

TOTAL RATES OF RETURN THROUGH NOVEMBER 30, 2002

CLASS A

                                             1 Year  3 Years  5 Years  10 Years
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Cumulative Total Return Excluding Sales
Charge                                      -27.15%  -42.77%  - 8.59%   +96.92%
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Average Annual Total Return Excluding
Sales Charge                                -27.15%  -16.98%  - 1.78%   + 7.01%
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Average Annual Total Return Including
Sales Charge                                -31.34%  -18.60%  - 2.94%   + 6.38%
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CLASS B

                                             1 Year  3 Years  5 Years  10 Years
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Cumulative Total Return Excluding Sales
Charge                                      -27.67%  -44.01%  -11.88%   +82.71%
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Average Annual Total Return Excluding
Sales Charge                                -27.67%  -17.58%  - 2.50%   + 6.21%
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Average Annual Total Return Including
Sales Charge                                -30.56%  -18.22%  - 2.72%   + 6.21%
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CLASS I

                                             1 Year  3 Years  5 Years  10 Years
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Cumulative Total Return (No Sales Charge)   -26.54%  -41.69%  - 6.34%   +95.99%
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Average Annual Total Return (No Sales
Charge)                                     -26.54%  -16.46%  - 1.30%   + 6.96%
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COMPARATIVE INDICES(+)

                                             1 Year  3 Years  5 Years  10 Years
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Average large-cap growth fund+              -22.96%  -17.58%  - 1.86%   + 6.65%
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Standard & Poor's 500 Stock Index#          -16.51%  -11.12%  + 0.97%   +10.14%
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Russell 1000 Growth Index#                  -22.68%  -19.18%  - 2.23%   + 7.58%
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(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A share performance, including sales charge, reflects the deduction of the maximum 5.75% sales charge. Class B share performance, including sales charge, reflects the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class I shares have no sales charge and are only available to certain institutional investors.

For periods prior to their inception, Class A and I share performance includes the performance of the fund's original share class (Class B). Class A performance has been adjusted to reflect the initial sales charge applicable to A and Class I performance has been adjusted to reflect the fact that I shares have no sales charge. Performance for this class has not been adjusted to reflect the differences in class-specific operating expenses (e.g., Rule 12b-1 fees). Because these expenses are lower for A and I than those of B, performance shown is lower for A and I than it would have been had these share classes been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF NOVEMBER 30, 2002

FIVE LARGEST STOCK SECTORS

              TECHNOLOGY                           20.4%
              HEALTH CARE                          17.8%
              LEISURE                              16.1%
              FINANCIAL SERVICES                   13.7%
              RETAILING                             8.8%

TOP 10 STOCK HOLDINGS

PFIZER, INC.  4.7%                      TARGET CORP.  2.2%
Pharmaceutical products company         General merchandise retailer

VIACOM INC.  3.7%                       ORACLE CORP.  2.1%
Diversified media and entertainment     Systems and business applications
company                                 software firm

MICROSOFT CORP.  3.6%                   CLEAR CHANNEL COMMUNICATIONS, INC.  2.1%
Computer software and systems company   Media company with operations in
                                        radio, outdoor advertising, and live
CISCO SYSTEMS, INC.  3.1%               entertainment
Computer network developer
                                        JOHNSON & JOHNSON CO.  2.0%
CITIGROUP, INC.  2.6%                   Health care and pharmaceutical
Diversified financial services          products company
company

GENERAL ELECTRIC CO.  2.2%
Diversified manufacturing and
financial services conglomerate

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- November 30, 2002

Stocks - 95.7%
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ISSUER                                                                            SHARES                VALUE
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
U.S. Stocks - 89.2%
  Advertising & Broadcasting - 0.5%
    Lamar Advertising Co., "A"*                                                   60,000         $  2,047,800
-------------------------------------------------------------------------------------------------------------
  Aerospace - 0.9%
    Northrop Grumman Corp.                                                        38,500         $  3,731,035
-------------------------------------------------------------------------------------------------------------
  Apparel & Textiles - 0.7%
    Nike, Inc., "B"                                                               69,100         $  3,094,298
-------------------------------------------------------------------------------------------------------------
  Automotive - 0.9%
    Harley-Davidson, Inc.                                                         78,700         $  3,820,098
-------------------------------------------------------------------------------------------------------------
  Biotechnology - 2.1%
    Abbott Laboratories, Inc.                                                     98,800         $  4,325,464
    Amgen, Inc.*                                                                 102,800            4,852,160
                                                                                                 ------------
                                                                                                 $  9,177,624
-------------------------------------------------------------------------------------------------------------
  Business Machines - 1.8%
    Affiliated Computer Services, Inc., "A"*                                      49,100         $  2,455,000
    International Business Machines Corp.                                         61,600            5,365,360
                                                                                                 ------------
                                                                                                 $  7,820,360
-------------------------------------------------------------------------------------------------------------
  Business Services - 3.3%
    Automatic Data Processing, Inc.                                               79,070         $  3,437,173
    BISYS Group, Inc.*                                                           185,300            3,757,884
    Concord EFS, Inc.*                                                           154,800            2,322,000
    First Data Corp.                                                             127,800            4,426,992
    Network Associates, Inc.*                                                     20,000              365,000
                                                                                                 ------------
                                                                                                 $ 14,309,049
-------------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 1.8%
    Dell Computer Corp.*                                                         193,200         $  5,519,724
    Lexmark International, Inc.*                                                  33,200            2,195,848
                                                                                                 ------------
                                                                                                 $  7,715,572
-------------------------------------------------------------------------------------------------------------
  Computer Software - 2.1%
    Oracle Corp.*                                                                735,200         $  8,932,680
-------------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 3.5%
    Microsoft Corp.*                                                             262,400         $ 15,171,968
-------------------------------------------------------------------------------------------------------------
  Computer Software - Services - 2.3%
    SunGard Data Systems, Inc.*                                                  179,300         $  4,190,241
    VERITAS Software Corp.*                                                      332,375            6,042,577
                                                                                                 ------------
                                                                                                 $ 10,232,818
-------------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 1.6%
    Cadence Design Systems, Inc.*                                                118,100         $  1,703,002
    Peoplesoft, Inc.*                                                            176,200            3,460,568
    Rational Software Corp.*                                                     200,070            1,850,648
                                                                                                 ------------
                                                                                                 $  7,014,218
-------------------------------------------------------------------------------------------------------------
  Conglomerates - 2.1%
    General Electric Co.                                                         343,700         $  9,314,270
-------------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 5.8%
    Gillette Co.                                                                 163,500         $  4,957,320
    Johnson & Johnson Co.                                                        144,300            8,227,986
    Kimberly-Clark Corp.                                                          41,500            2,088,280
    Newell Rubbermaid, Inc.                                                       62,800            1,992,016
    Pepsi Co, Inc.                                                               154,000            6,541,920
    Philip Morris Cos., Inc.                                                      42,400            1,599,328
                                                                                                 ------------
                                                                                                 $ 25,406,850
-------------------------------------------------------------------------------------------------------------
  Electronics - 4.9%
    Analog Devices, Inc.*                                                        250,400         $  7,684,776
    Linear Technology Corp.                                                       63,400            2,106,782
    Maxim Integrated Products, Inc.                                               67,700            2,849,493
    Medtronic, Inc.                                                               67,600            3,160,300
    Novellus Systems, Inc.*                                                       49,900            1,810,871
    Texas Instruments, Inc.                                                      196,000            3,941,560
                                                                                                 ------------
                                                                                                 $ 21,553,782
-------------------------------------------------------------------------------------------------------------
  Entertainment - 8.7%
    AOL Time Warner, Inc.*                                                       414,700         $  6,788,639
    Clear Channel Communications, Inc.*                                          197,100            8,565,966
    E.W. Scripps Co.                                                              11,400              903,792
    Fox Entertainment Group, Inc.*                                               159,700            4,257,602
    New York Times Co.                                                            46,200            2,219,448
    Viacom, Inc., "B"*                                                           326,904           15,367,757
                                                                                                 ------------
                                                                                                 $ 38,103,204
-------------------------------------------------------------------------------------------------------------
  Financial Institutions - 10.0%
    American Express Co.                                                         145,000         $  5,644,850
    Citigroup, Inc.                                                              280,607           10,910,000
    Federal National Mortgage Assn.                                               30,300            1,910,415
    Federal Home Loan Mortgage Corp.                                             141,500            8,156,060
    Goldman Sachs Group, Inc.                                                     82,200            6,483,114
    Hartford Financial Services Group, Inc.                                       43,500            2,134,110
    Merrill Lynch & Co., Inc.                                                    129,200            5,620,200
    Morgan Stanley Dean Witter & Co.                                              57,300            2,592,252
                                                                                                 ------------
                                                                                                 $ 43,451,001
-------------------------------------------------------------------------------------------------------------
  Financial Services - 1.6%
    Mellon Financial Corp.                                                       226,600         $  6,809,330
-------------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 1.0%
    Archer-Daniels-Midland Co.                                                    53,600         $    714,488
    Kellogg Co.                                                                  114,900            3,834,213
                                                                                                 ------------
                                                                                                 $  4,548,701
-------------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 2.0%
    Forest Laboratories, Inc.*                                                    50,600         $  5,430,898
    International Paper Co.                                                       79,600            3,124,300
                                                                                                 ------------
                                                                                                 $  8,555,198
-------------------------------------------------------------------------------------------------------------
  Healthcare - 0.4%
    Health Management Associates, Inc., "A"                                       86,800         $  1,521,604
-------------------------------------------------------------------------------------------------------------
  Industrial Gases - 0.7%
    Praxair, Inc.                                                                 50,300         $  2,967,700
-------------------------------------------------------------------------------------------------------------
  Insurance - 2.2%
    MetLife, Inc.                                                                178,490         $  4,790,672
    Travelers Property Casualty Corp.*                                           304,629            4,858,832
                                                                                                 ------------
                                                                                                 $  9,649,504
-------------------------------------------------------------------------------------------------------------
  Insurance - Property & Casualty
    Travelers Property Casualty Corp. "B"*                                        10,232         $    163,712
-------------------------------------------------------------------------------------------------------------
  Machinery - 1.1%
    Danaher Corp.                                                                 75,100         $  4,719,284
-------------------------------------------------------------------------------------------------------------
  Medical & Health Products - 6.6%
    Eli Lilly & Co.                                                              105,700         $  7,219,310
    Medimmune, Inc.*                                                              61,000            1,609,180
    Pfizer, Inc.                                                                 615,075           19,399,465
    Stryker Corp.                                                                  9,000              556,650
                                                                                                 ------------
                                                                                                 $ 28,784,605
-------------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 2.6%
    Cardinal Health, Inc.                                                         66,700         $  4,104,718
    Express Scripts, Inc.*                                                        91,300            4,619,780
    Tenet Healthcare Corp.*                                                       33,800              623,610
    UnitedHealth Group, Inc.                                                      22,200            1,808,190
                                                                                                 ------------
                                                                                                 $ 11,156,298
-------------------------------------------------------------------------------------------------------------
  Oil Services - 0.6%
    Baker Hughes, Inc.                                                            78,300         $  2,563,542
-------------------------------------------------------------------------------------------------------------
  Printing & Publishing - 1.1%
    Gannett Co., Inc.                                                             69,500         $  4,951,875
-------------------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.4%
    Starwood Hotels & Resorts Co.                                                 61,900         $  1,567,927
-------------------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 1.3%
    Brinker International, Inc.*                                                  97,900         $  2,917,420
    Cendant Corp.*                                                               229,800            2,890,884
                                                                                                 ------------
                                                                                                 $  5,808,304
-------------------------------------------------------------------------------------------------------------
  Retail - 8.5%
    Avon Products, Inc.                                                           64,800         $  3,327,480
    CVS Corp.                                                                     89,900            2,416,512
    Family Dollar Stores, Inc.                                                    82,000            2,418,180
    Gap, Inc.                                                                     89,900            1,428,511
    Home Depot, Inc.                                                             250,200            6,610,284
    Kohl's Corp.*                                                                 70,800            4,849,800
    Target Corp.                                                                 261,200            9,084,536
    The Limited., Inc.                                                           112,900            1,920,429
    Wal-Mart Stores, Inc.                                                         93,000            5,036,880
                                                                                                 ------------
                                                                                                 $ 37,092,612
-------------------------------------------------------------------------------------------------------------
  Special Products & Services - 1.3%
    3M Co.                                                                        43,300         $  5,622,505
-------------------------------------------------------------------------------------------------------------
  Telecommunications - 1.0%
    EchoStar Communications Corp.*                                               220,700         $  4,504,487
-------------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 3.0%
    Cisco Systems, Inc.*                                                         874,000         $ 13,040,080
-------------------------------------------------------------------------------------------------------------
  Transportation - 0.5%
    United Parcel Service, Inc.                                                   34,600         $  2,192,256
-------------------------------------------------------------------------------------------------------------
  Universities - Colleges - 0.3%
    Apollo Group, Inc.*                                                           35,800         $  1,476,750
-------------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                                $388,592,901
-------------------------------------------------------------------------------------------------------------
Foreign Stocks - 6.5%
  Bermuda - 2.2%
    Accenture Ltd. (Business Services)*                                          128,500         $  2,473,625
    Ace Ltd. (Insurance)                                                          68,500            2,335,850
    XL Capital Ltd. (Insurance)                                                   59,100            4,889,934
                                                                                               --------------
                                                                                                 $  9,699,409
-------------------------------------------------------------------------------------------------------------
  Canada - 0.9%
    Encana Corp. (Oils)                                                          150,200         $  4,086,942
-------------------------------------------------------------------------------------------------------------
  Finland - 0.7%
    Nokia Corp., ADR (Telecommunications)                                        154,100         $  2,960,261
-------------------------------------------------------------------------------------------------------------
  France - 1.1%
    Aventis S.A. (Pharmaceuticals)                                                87,900         $  4,884,071
-------------------------------------------------------------------------------------------------------------
  Switzerland - 0.5%
    Novartis AG (Medical & Health Products)                                       56,400         $  2,095,779
-------------------------------------------------------------------------------------------------------------
  United Kingdom - 1.1%
    Vodafone Group PLC, ADR (Telecommunications)                                 255,847         $  4,797,131
-------------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                             $ 28,523,593
-------------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $420,443,099)                                                     $417,116,494
-------------------------------------------------------------------------------------------------------------

Short-Term Obligations - 0.8%
-------------------------------------------------------------------------------------------------------------
                                                                        PRINCIPAL AMOUNT
                                                                           (000 OMITTED)
-------------------------------------------------------------------------------------------------------------
    General Electric Co., due 12/02/02, at Amortized Cost                       $  3,269         $  3,268,875
-------------------------------------------------------------------------------------------------------------

Repurchase Agreement - 4.7%
-------------------------------------------------------------------------------------------------------------
    Morgan Stanley, dated 11/29/02, due 12/02/02, total to be
      received $20,658,272 (Secured by various U.S. Treasury &
      Federal Agency obligations in a jointly traded account),
      at Cost                                                                   $ 20,656         $ 20,656,000
-------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $444,367,974)                                                $441,041,369
Other Assets, Less Liabilities - (1.2)%                                                            (5,129,261)
-------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                              $435,912,108
-------------------------------------------------------------------------------------------------------------

* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
NOVEMBER 30, 2002
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $444,367,974)           $ 441,041,369
  Investments of cash collateral for securities loaned,
    (at identified cost and value)                                    5,072,779
  Cash                                                                      427
  Receivable for investments sold                                     5,700,264
  Receivable for fund shares sold                                       157,946
  Interest and dividends receivable                                     497,815
  Other assets                                                            9,549
                                                                  -------------
      Total assets                                                $ 452,480,149
                                                                  -------------
Liabilities:
  Payable for investments purchased                               $   8,908,954
  Collateral for securities loaned, at value                          5,072,779
  Payable for forward foreign currency exchange contracts not
    subject to master netting agreements                                 41,585
  Payable for fund shares reacquired                                  2,275,049
  Payable to affiliates -
    Management fee                                                       26,973
    Shareholder servicing agent fee                                       3,582
    Distribution and service fee                                         16,911
  Accrued expenses and other liabilities                                222,208
                                                                  -------------
      Total liabilities                                           $  16,568,041
                                                                  -------------
Net assets                                                        $ 435,912,108
                                                                  =============
Net assets consist of:
  Paid-in capital                                                 $ 786,247,832
  Unrealized depreciation on investments and translation
    of assets and liabilities in foreign currencies                  (3,360,792)
  Accumulated net realized loss on investments and foreign
    currency transactions                                          (346,912,050)
  Accumulated net investment loss                                       (62,882)
                                                                  -------------
      Total                                                       $ 435,912,108
                                                                  =============
Shares of beneficial interest outstanding                           49,515,144
                                                                    ==========
Class A shares:
  Net asset value per share
     (net assets of $307,071,329 / 34,888,415 shares of
     beneficial interest outstanding)                                $8.80
                                                                     =====
  Offering price per share (100 / 94.25 of net asset value
    per share)                                                       $9.34
                                                                     =====
Class B shares:
  Net asset value and offering price per share
     (net assets of $128,840,678 / 14,626,718 shares of
     beneficial interest outstanding)                                $8.81
                                                                     =====
Class I shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $101.36 / 11.306 shares of
    beneficial interest outstanding)                                 $8.97
                                                                     =====

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30, 2002
-------------------------------------------------------------------------------
Net investment loss:
  Income -
    Dividends                                                     $   3,790,061
    Interest                                                            477,340
    Foreign taxes withheld                                              (19,466)
                                                                  -------------
      Total investment income                                     $   4,247,935
                                                                  -------------
  Expenses -
    Management fee                                                $   4,324,003
    Trustees' compensation                                               40,632
    Shareholder servicing agent fee                                     576,533
    Distribution and service fee (Class A)                            1,007,734
    Distribution and service fee (Class B)                            1,734,401
    Administrative fee                                                   60,765
    Custodian fee                                                       215,706
    Printing                                                             64,391
    Postage                                                              85,750
    Legal fees                                                            4,039
    Auditing fees                                                        28,055
    Miscellaneous                                                       506,187
                                                                  -------------
      Total expenses                                              $   8,648,196
    Fees paid indirectly                                                (37,623)
                                                                  -------------
      Net expenses                                                $   8,610,573
                                                                  -------------
        Net investment loss                                       $  (4,362,638)
                                                                  -------------
Realized and unrealized loss on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                       $(163,240,297)
    Foreign currency transactions                                      (515,837)
                                                                  -------------
      Net realized loss on investments and foreign
        currency transactions                                     $(163,756,134)
                                                                  -------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                   $ (25,717,051)
    Translation of assets and liabilities in foreign currencies        (222,988)
                                                                  -------------
      Net unrealized loss on investments and foreign
        currency translation                                      $ (25,940,039)
                                                                  -------------
        Net realized and unrealized loss on investments and
          foreign currency                                        $(189,696,173)
                                                                  -------------
          Decrease in net assets from operations                  $(194,058,811)
                                                                  =============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                                     2002                      2001
----------------------------------------------------------------------------------------------------------
Decrease in net assets:
From operations -
  Net investment loss                                           $  (4,362,638)                $  (6,826,968)
  Net realized loss on investments and foreign currency
    transactions                                                 (163,756,134)                 (179,936,106)
  Net unrealized loss on investments and foreign currency
    translation                                                   (25,940,039)                  (51,445,740)
                                                                -------------                 -------------
    Decrease in net assets from operations                      $(194,058,811)                $(238,208,814)
                                                                -------------                 -------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign currency
    transactions (Class A)                                      $        --                   $(100,055,010)
  From net realized gain on investments and foreign currency
    transactions (Class B)                                               --                     (64,696,550)
  From net realized gain on investments and foreign currency
    transactions (Class I)                                               --                             (17)
  In excess of net realized gain on investments and foreign
    currency transactions (Class A)                                      --                      (2,855,157)
  In excess of net realized gain on investments and foreign
    currency transactions (Class B)                                      --                      (1,846,172)
  In excess of net realized gain on investments and foreign
    currency transactions (Class I)                                      --                              (1)
  From paid-in capital (Class A)                                         --                         (74,061)
  From paid-in capital (Class B)                                         --                         (47,888)
                                                                -------------                 -------------
    Total distributions declared to shareholders                $        --                   $(169,574,856)
                                                                -------------                 -------------
Net increase (decrease) in net assets from fund share
  transactions                                                  $(149,713,200)                $ 194,660,257
                                                                -------------                 -------------
      Total decrease in net assets                              $(343,772,011)                $(213,123,413)
Net assets:
  At beginning of year                                            779,684,119                   992,807,532
                                                                -------------                 -------------

  At end of year (including accumulated net investment
    loss of $62,882 and $281,802, respectively)                 $ 435,912,108                 $ 779,684,119
                                                                =============                 =============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                       2002            2001           2000          1999          1998
-----------------------------------------------------------------------------------------------------------------------------
                                                           CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each year):
Net asset value - beginning of year                    $ 12.08           $ 18.90        $ 20.36        $ 17.29        $ 17.36
                                                       -------           -------        -------        -------        -------
Income from investment operations# -
  Net investment loss                                  $ (0.05)          $ (0.07)       $ (0.13)       $ (0.12)       $ (0.06)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                     (3.23)            (3.43)          0.61           5.12           2.94
                                                       -------           -------        -------        -------        -------
      Total from investment operations                 $ (3.28)          $ (3.50)       $  0.48        $  5.00        $  2.88
                                                       -------           -------        -------        -------        -------
Less distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions                              $  --             $ (3.23)       $ (1.94)       $ (1.93)       $ (2.95)
  In excess of net realized gain on investments and
    foreign currency transactions                         --               (0.09)          --             --             --
  From paid-in capital                                    --               (0.00)+         --             --             --
                                                       -------           -------        -------        -------        -------
      Total distributions declared to shareholders     $  --             $ (3.32)       $ (1.94)       $ (1.93)       $ (2.95)
                                                       -------           -------        -------        -------        -------
Net asset value - end of year                          $  8.80           $ 12.08        $ 18.90        $ 20.36        $ 17.29
                                                       =======           =======        =======        =======        =======
Total return(+)                                         (27.15)%          (23.04)%         2.08%         32.12%         20.89%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                              1.28%             1.26%          1.19%          1.22%          1.24%
  Net investment loss                                    (0.53)%           (0.51)%        (0.60)%        (0.64)%        (0.35)%
Portfolio turnover                                          72%               87%            98%           105%           217%
Net assets at end of year (000 Omitted)               $307,071          $545,398       $583,749       $476,402       $323,354

  + Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                       2002            2001           2000          1999          1998
-----------------------------------------------------------------------------------------------------------------------------
                                                           CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each year):
Net asset value - beginning of year                    $ 12.18           $ 18.97        $ 20.41        $ 17.32        $ 17.34
                                                       -------           -------        -------        -------        -------
Income from investment operations# -
  Net investment loss                                  $ (0.13)          $ (0.18)       $ (0.30)       $ (0.25)       $ (0.18)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                     (3.24)            (3.48)          0.65           5.13           2.98
                                                       -------           -------        -------        -------        -------
      Total from investment operations                 $ (3.37)          $ (3.66)       $  0.35        $  4.88        $  2.80
                                                       -------           -------        -------        -------        -------
Less distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions                              $  --             $ (3.04)       $ (1.79)       $ (1.79)       $ (2.82)
  In excess of net realized gain on investments and
    foreign currency transactions                         --               (0.09)          --             --             --
  From paid-in capital                                    --               (0.00)+         --             --             --
                                                       -------           -------        -------        -------        -------
      Total distributions declared to shareholders     $  --             $ (3.13)       $ (1.79)       $ (1.79)       $ (2.82)
                                                       -------           -------        -------        -------        -------
Net asset value - end of year                          $  8.81           $ 12.18        $ 18.97        $ 20.41        $ 17.32
                                                       =======           =======        =======        =======        =======
Total return                                            (27.67)%          (23.63)%         1.37%         31.05%         20.08%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                              2.03%             2.01%          1.93%          1.97%          1.99%
  Net investment loss                                    (1.28)%           (1.26)%        (1.36)%        (1.38)%        (1.09)%
Portfolio turnover                                          72%               87%            98%           105%           217%
Net assets at end of year (000 Omitted)
                                                      $128,841          $234,286       $409,058       $492,677       $435,394

 + Per share amount was less than $0.01.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED NOVEMBER 30,                                       2002            2001           2000          1999          1998
-----------------------------------------------------------------------------------------------------------------------------
                                                           CLASS I
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each year):
Net asset value - beginning of year                    $ 12.21           $ 19.03        $ 20.44        $ 17.36        $ 17.41
                                                       -------           -------        -------        -------        -------
Income from investment operations# -
  Net investment income/(loss)                         $ (0.02)          $ (0.06)       $ (0.07)       $ (0.08)       $ (0.02)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                     (3.26)            (3.39)          0.64           5.13           2.96
                                                       -------           -------        -------        -------        -------
      Total from investment operations                 $ (3.24)          $ (3.45)       $  0.57        $  5.05        $  2.94
                                                       -------           -------        -------        -------        -------
Less distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions                              $  --             $ (3.27)       $ (1.98)       $ (1.97)       $ (2.99)
  In excess of net realized gain on investments and
    foreign currency transactions                         --               (0.10)          --             --             --
                                                       -------           -------        -------        -------        -------
      Total distributions declared to shareholders     $  --             $ (3.37)       $ (1.98)       $ (1.97)       $ (2.99)
                                                       -------           -------        -------        -------        -------
Net asset value - end of year                          $  8.97           $ 12.21        $ 19.03        $ 20.44        $ 17.36
                                                       =======           =======        =======        =======        =======
Total return                                            (26.54)%          (22.61)%         2.55%         32.35%         21.37%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                              0.46%             1.01%          0.84%          0.97%          0.98%
  Net investment income/(loss)                            0.19%            (0.46)%        (0.54)%        (0.42)%        (0.15)%
Portfolio turnover                                          72%               87%            98%           105%           217%
Net assets at end of year (000 Omitted)                $  --  +          $  --  +       $  --  +          $157            $39

 + Class I net assets were less than $500.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Large Cap Growth Fund (the fund) is a diversified series of MFS Series Trust II (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street") as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At November 30, 2002, the value of securities loaned was $4,934,236. These loans were collateralized by cash of $5,072,779 which was invested in the following short-term obligations:

ISSUER                                                  SHARES            VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio         5,072,779       $5,072,779
                                                                     ----------

Forward Foreign Currency Exchange Contracts - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $13,963 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $23,660 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, derivatives, real estate investment trusts, and capital losses.

The tax character of distributions declared for the years ended November 30, 2002 and November 30, 2001 was as follows:

                                        NOVEMBER 30, 2002     NOVEMBER 30, 2001
-------------------------------------------------------------------------------
Distributions declared from:
    Ordinary income                           $    --              $ 43,040,906
    Long-term capital gain                         --               126,412,001
                                              -----------          ------------
                                              $    --              $169,452,907
    Tax return of capital                          --                   121,949
                                              -----------          ------------
Total distributions declared                  $    --              $169,574,856
                                              ===========          ============

During the year ended November 30, 2002, accumulated net investment loss decreased by $4,581,558, accumulated undistributed net realized loss on investments and foreign currency transactions decreased by $1,252,564, and paid-in capital decreased by $5,834,122 due to differences between book and tax accounting for currency transactions and capital losses. This change had no effect on the net assets or net asset value per share.

As of November 30, 2002, the components of accumulated losses on a tax basis were as follows:

Undistributed ordinary income                                   $      --
Undistributed long-term capital gain                                   --
Capital loss carryforward                                        (325,544,369)
Unrealized loss                                                   (12,146,718)
Other temporary differences                                       (12,644,637)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on:

            EXPIRATION DATE
            -------------------------------------------------------
            November 30, 2009                          $166,624,628
            November 30, 2010                           158,919,741
                                                       ------------
                Total                                  $325,544,369
                                                       ============

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets. The investment adviser has voluntarily agreed to reduce its management fee to 0.65% of the fund's average daily net assets in excess of $1 billion and 0.60% of the fund's average daily net assets in excess of $2.5 billion. This voluntary waiver may be rescinded by MFS only with the approval of the fund's Board of Trustees. The management fee incurred for the year ended November 30, 2002 was 0.75% of average net assets on an annualized basis.

The fund pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). On January 1, 2002, the Trustees terminated the Independent Trustee unfunded defined benefit plan for active Trustees and converted it to an unfunded retirement benefit deferral plan for active Trustees. Under the new plan, the unfunded pension liability was converted into an equivalent value of notional shares of the fund that will fluctuate with the performance of the fund. Included in Trustees' compensation is a net increase of $13,890 as a result of the change in the fund's pension liability under this plan and a pension expense of $1,959 for inactive trustees for the year ended November 30, 2002. Also included in Trustees' compensation is a one-time settlement expense of $15,328 and a one-time transition expense of $3,835.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                           0.0175%
            Next $2.5 billion                          0.0130%
            Next $2.5 billion                          0.0005%
            In excess of $7 billion                    0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $29,677 for the year ended November 30, 2002, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, and Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. These fees are calculated based on each class' average daily net assets. The maximum distribution and service fees for each class of shares are as follows:

                                                         CLASS A       CLASS B
------------------------------------------------------------------------------
Distribution Fee                                           0.10%         0.75%
Service Fee                                                0.25%         0.25%
                                                           -----         -----
Total Distribution Plan                                    0.35%         1.00%
                                                           =====         =====

MFD retains the service fee for accounts not attributable to a securities dealer, which for the year ended November 30, 2002, amounted to:

                                                         CLASS A       CLASS B
------------------------------------------------------------------------------
Service Fee Retained by MFD                              $45,750       $15,342

Payment of the 0.10% per annum Class A distribution fee will be implemented on such a date as the Trustees of the Trust may determine.

Fees incurred under the distribution plan during the year ended November 30, 2002, were as follows:

                                                         CLASS A       CLASS B
------------------------------------------------------------------------------
Total Distribution Plan                                    0.25%         1.00%

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended November 30, 2002, were as follows:

                                                         CLASS A       CLASS B
------------------------------------------------------------------------------
Contingent Deferred Sales Charges Imposed                 $2,814      $233,887

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $398,615,720 and $551,423,749, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $453,195,485
                                                                 ------------
Gross unrealized depreciation                                    $(48,631,128)
Gross unrealized appreciation                                      36,477,012
                                                                 ------------
  Net unrealized depreciation                                    $(12,154,116)
                                                                 ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                    YEAR ENDED NOVEMBER 30, 2002    YEAR ENDED NOVEMBER 30, 2001
                    ----------------------------    ----------------------------
                           SHARES         AMOUNT          SHARES         AMOUNT
-----------------------------------------------------------------------------
Shares sold            16,187,231  $ 162,912,411      30,465,740  $ 424,988,288
Shares issued to
  shareholders in
  reinvestment of
  distributions             --             --          5,839,373     95,007,071
Shares reacquired     (26,452,955)  (266,701,377)    (22,041,879)  (302,978,068)
                      -----------  -------------     -----------  -------------
    Net increase
      (decrease)      (10,265,724) $103,788,966)      14,263,234  $ 217,017,291
                      ===========  ============      ===========  =============

Class B shares
                    YEAR ENDED NOVEMBER 30, 2002    YEAR ENDED NOVEMBER 30, 2001
                    ----------------------------    ----------------------------
                           SHARES         AMOUNT          SHARES         AMOUNT
-----------------------------------------------------------------------------
Shares sold             2,866,989    $29,883,082       4,190,928    $60,387,176

Shares issued to
  shareholders in
  reinvestment of
  distributions            --             --           3,717,115     61,406,298
Shares reacquired      (7,477,148)   (75,807,316)    (10,238,654)  (144,150,601)
                      -----------  -------------     -----------  -------------
    Net decrease       (4,610,159)  $(45,924,234)     (2,330,611) $ (22,357,127)
                      ===========  ============      ===========  =============

Class I Shares
                    YEAR ENDED NOVEMBER 30, 2002    YEAR ENDED NOVEMBER 30, 2001
                    ----------------------------    ----------------------------
                           SHARES         AMOUNT          SHARES         AMOUNT
-----------------------------------------------------------------------------
Shares sold                 --             --                  5  $          75
Shares issued to
  shareholders in
  reinvestment of
  distributions             --             --                  1             18
Shares reacquired           --             --             --             --
                      -----------  -------------     -----------  -------------
    Net increase            --             --                  6  $          93
                      ===========  ============      ===========  =============

(6) Line of Credit
The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $4,656 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense. The fund had no significant borrowings during the year.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts

                                                                                                              NET
                                        CONTRACTS TO                                CONTRACTS          UNREALIZED
               SETTLEMENT DATE       DELIVER/RECEIVE       IN EXCHANGE FOR           AT VALUE        DEPRECIATION
-----------------------------------------------------------------------------------------------------------------
Sales                 12/16/02       GBP   4,626,203            $7,142,857         $7,184,442           $(41,585)

At November 30, 2002, the fund had sufficient cash and/or securities to cover any commitments under these contracts.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust II and the Shareholders of
  MFS Large Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities of MFS Large Cap Growth Fund, (one of the series comprising MFS Series Trust II) (the "Trust"), including the portfolio of investments, as of November 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Large Cap Growth Fund as of November 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 8, 2003

-------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
-------------------------------------------------------------------------------

   IN JANUARY 2003, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING
   THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR
   YEAR 2002.
-------------------------------------------------------------------------------

MFS(R) LARGE CAP GROWTH FUND

The following tables present certain information regarding the Trustees and officers of MFS Series Trust II, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

             NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman                                                 Private investor; Rockefeller Financial Services,
Massachusetts Financial Services Company, Chairman       Inc. (investment advisers), Chairman and Chief
                                                         Executive Officer
JOHN W. BALLEN* (born 09/12/59) Trustee and
President                                                LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company, Chief          Hemenway & Barnes (attorneys), Partner
Executive Officer and Director
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                  Private investor; Harvard University Graduate
Massachusetts Financial Services Company, Chief          School of Business Administration, Class of 1961,
Investment Officer, President and Director               Adjunct Professor in Entrepreneurship Emeritus;
                                                         CBL & Associates Properties, Inc. (real estate
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           investment trust), Director
Brigham and Women's Hospital, Chief of Cardiac
Surgery; Harvard Medical School, Professor of            J. DALE SHERRATT (born 09/23/38) Trustee
Surgery                                                  Insight Resources, Inc. (acquisition planning
                                                         specialists), President; Wellfleet Investments
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       (investor in health care companies), Managing
Trustee                                                  General Partner (since 1993); Cambridge
Edmund Gibbons Limited (diversified holding              Nutraceuticals (professional nutritional
company), Chief Executive Officer; Colonial              products), Chief Executive Officer (until May
Insurance Company Ltd., Director and Chairman;           2001); Paragon Trade Brands, Inc. (disposable
Bank of Butterfield, Chairman (until 1997)               consumer products), Director

WILLIAM R. GUTOW (born 09/27/41) Trustee                 ELAINE R. SMITH (born 04/25/46) Trustee
Private investor and real estate consultant;             Independent health care industry consultant
Capitol Entertainment Management Company (video
franchise), Vice Chairman                                WARD SMITH (born 09/13/30) Trustee
                                                         Private investor; Sundstrand Corporation
J. ATWOOD IVES (born 05/01/36) Trustee                   (manufacturer of highly engineered products for
Private investor; KeySpan Corporation (energy            industrial and aerospace applications), Director
related services), Director; Eastern Enterprises         (until June 1999)
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               RICHARD M. HISEY (born 08/29/58) Treasurer
Chairman                                                 Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Chairman       Vice President (since July 2002); The Bank of New
                                                         York, Senior Vice President (September 2000 to
JOHN W. BALLEN (born 9/12/59) Trustee and                July 2002); Lexington Global Asset Managers, Inc.,
President                                                Executive Vice President and General Manager
Massachusetts Financial Services Company, Chief          (prior to September 2000)
Executive Officer and Director
                                                         ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Massachusetts Financial Services Company, Vice
Secretary and Assistant Clerk                            President
Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel             JAMES O. YOST (born 06/12/60) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Senior
STEPHEN E. CAVAN (born 11/06/53) Secretary and           Vice President
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

ROBERT R. FLAHERTY (born 09/18/63) Assistant
Treasurer
Massachusetts Financial Services Company, Vice
President (since August 2000); UAM Fund Services,
Senior Vice President (prior to August 2000)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Gutow, Ives, Perera and Poorvu, and Ms. Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr.
Parke has served as Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGER                                        individuals, call toll free: 1-800-637-6576 any
John E. Lathrop+                                         business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIANS                                               with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110                    For share prices, account balances, exchanges or
                                                         stock and bond outlooks, call toll free:
JP Morgan Chase Bank                                     1-800-MFS-TALK (1-800-637-8255) anytime from a
One Chase Manhattan Plaza                                touch-tone telephone.
New York, NY 10081
                                                         WORLD WIDE WEB
AUDITORS                                                 www.mfs.com
Deloitte & Touche LLP

INVESTOR INFORMATION
For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).


+ MFS Investment Management

MFS(R) LARGE CAP                                                ---------------
GROWTH FUND                                                        PRSRT STD
                                                                  U.S. POSTAGE
[Logo] M F S(R)                                                      PAID
INVESTMENT MANAGEMENT                                                 MFS
                                                                ---------------
500 Boylston Street
Boston, MA 02116-3741


(C)2003 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                                          LCG-ANN  1/03  112.7M